SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): November 15, 1999
                      ------------------------------------


                          CITIBANK (SOUTH DAKOTA), N.A.
                                  ON BEHALF OF
                       CITIBANK CREDIT CARD MASTER TRUST I
          (Issuer in respect of the Citibank Credit Card Master Trust I
       5.95% Class A Credit Card Participation Certificates, Series 1993-2
       6.15% Class B Credit Card Participation Certificates, Series 1993-2 7.25% Class A Credit Card Participation Certificates, Series 1994-2 7.50% Class B Credit Card Participation Certificates, Series 1994-2 8.25% Class A Credit Card Participation Certificates, Series 1994-4 8.25% Class A Credit Card Participation Certificates, Series 1995-1 8.45% Class B Credit Card Participation Certificates, Series 1995-1 7.85% Class A Credit Card Participation Certificates, Series 1995-3 6.55% Class A Credit Card Participation Certificates, Series 1995-9 6.65% Class B Credit Card Participation Certificates, Series 1995-9
    Zero Coupon Class A Credit Card Participation Certificates, Series 1996-1 Zero Coupon Class B Credit Card Participation Certificates, Series 1996-1
   Floating Rate Class A Credit Card Participation Certificates, Series 1996-5 Floating Rate Class B Credit Card Participation Certificates, Series 1996-5 Floating Rate Class A Credit Card Participation Certificates, Series 1996-6 Floating Rate Class B Credit Card Participation Certificates, Series 1996-6

                                                       (cover page 1 of 2 pages)

       6.55% Class A Credit Card Participation Certificates, Series 1997-2 6.70% Class B Credit Card Participation Certificates, Series 1997-2
      6.839% Class A Credit Card Participation Certificates, Series 1997-3 6.989% Class B Credit Card Participation Certificates, Series 1997-3
   Floating Rate Class A Credit Card Participation Certificates, Series 1997-4 Floating Rate Class B Credit Card Participation Certificates, Series 1997-4
    Zero Coupon Class A Credit Card Participation Certificates, Series 1997-6 Zero Coupon Class B Credit Card Participation Certificates, Series 1997-6
       6.35% Class A Credit Card Participation Certificates, Series 1997-7 6.45% Class B Credit Card Participation Certificates, Series 1997-7
   Floating Rate Class A Credit Card Participation Certificates, Series 1997-8 Floating Rate Class A Credit Card Participation Certificates, Series 1997-10 Floating Rate Class B Credit Card Participation Certificates, Series 1997-10
       5.75% Class A Credit Card Participation Certificates, Series 1998-1
      5.875% Class B Credit Card Participation Certificates, Series 1998-1
       6.05% Class A Credit Card Participation Certificates, Series 1998-2
       6.20% Class B Credit Card Participation Certificates, Series 1998-2 5.80% Class A Credit Card Participation Certificates, Series 1998-3 5.95% Class B Credit Card Participation Certificates, Series 1998-3 5.85% Class A Credit Card Participation Certificates, Series 1998-6 6.00% Class B Credit Card Participation Certificates, Series 1998-6
   Floating Rate Class A Credit Card Participation Certificates, Series 1998-7 Floating Rate Class B Credit Card Participation Certificates, Series 1998-7
       5.30% Class A Credit Card Participation Certificates, Series 1998-9 5.55% Class B Credit Card Participation Certificates, Series 1998-9 5.50% Class A Credit Card Participation Certificates, Series 1999-1
       5.75% Class B Credit Card Participation Certificates, Series 1999-1
      5.875% Class A Credit Card Participation Certificates, Series 1999-2
       6.15% Class B Credit Card Participation Certificates, Series 1999-2
   Floating Rate Class A Credit Card Participation Certificates, Series 1999-3 Floating Rate Class B Credit Card Participation Certificates, Series 1999-3
       6.10% Class A Credit Card Participation Certificates, Series 1999-5 6.30% Class B Credit Card Participation Certificates, Series 1999-5
                       (collectively, the "Certificates"))

               (Exact name of registrant as specified in charter)



                            UNITED STATES OF AMERICA
                 (State or other jurisdiction of incorporation)

                                   46-0358360
                      (I.R.S. Employer Identification No.)


      33-41055, 33-43576, 33-62180, 33-77802, 33-84834, 33-97664, 33-99328
                                  and 333-38803
                              (Commission File No.)


    701 EAST 60TH STREET, NORTH
     SIOUX FALLS, SOUTH DAKOTA                              57117
(Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code (605) 331-2626

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)

                           (cover page 2 of 2 pages)

ITEM 5. OTHER EVENTS.

     Set forth below is the monthly report and servicer's certificate for each Series referenced on the cover page of this Form 8-K (each, a "Monthly Report") for the Due Period ending October 26, 1999 and the related Distribution Date delivered pursuant to Section 5.02 of the applicable Series Supplement to the Pooling and Servicing Agreement (together, the "Agreement") relating to Citibank Credit Card Master Trust I, among Citibank (South Dakota), N.A., as Seller and Servicer, Citibank (Nevada), National Association, as Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A.)), as Trustee. Each Monthly Report contains information relating to the distribution, if any, to Certificateholders of the related Series on the referenced Distribution Date as well as information relating to the Receivables and the Accounts from which the Receivables have arisen. Capitalized terms used but not defined herein have the meanings set forth in the Agreement.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                      CITIBANK CREDIT CARD MASTER TRUST I
                    For the Due Period Ending October 26, 1999

==============================================================================

This Certificate relates to the Due Period ending October 26, 1999 and the related Distribution Date.

A.   Information Regarding the portfolio
     -----------------------------------

1. Portfolio Yield ........................................            13.08%

       Yield Component  ...................................            17.30%

       Credit Loss Component  .............................             4.22%

2. New Purchase Rate  .....................................            20.15%

3. Total Payment Rate  ....................................            20.81%

4. Principal Payment  Rate  ................................           19.90%

5. Aggregate Amount of Principal Receivables in the Trust :

     Beginning of Due Period  ............................  $  44,571,758,493

     Average  ............................................  $  44,357,384,076

     Lump Sum Addition  ..................................  $               0

     End of Due Period  ..................................  $  44,193,403,831

6. Delinquencies (Aggregate outstanding balances in the Accounts that were delinquent by the time periods listed below as of the close of business of the month preceding the Distribution Date, as a percentage of aggregate Receivables as of the last day of the Due Period) :

       Current  ..........................................  $  40,859,210,030
         5-34 days delinquent  ...........................  $   2,198,673,144
        35-64 days delinquent  ...........................  $     635,595,108
        65-94 days delinquent  ...........................  $     385,174,528
       95-124 days delinquent  ...........................  $     260,401,642
      125-154 days delinquent  ...........................  $     229,327,640
      155-184 days delinquent  ...........................  $     183,459,788

      Current  ...........................................             91.30%
         5-34 days delinquent  ...........................              4.91%
        35-64 days delinquent  ...........................              1.42%
        65-94 days delinquent  ...........................              0.86%
       95-124 days delinquent  ...........................              0.58%
      125-154 days delinquent  ...........................              0.51%
      155-184 days delinquent  ...........................              0.41%

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 CITIBANK CREDIT CARD MASTER TRUST I - GROUP 1
                    For the Due Period Ending October 26, 1999

==============================================================================

                                             Current Due   Current Due
                                            Period on an   Period on a
                                        Actual Basis (1)   Standard Basis (1)
B. Information Regarding Group 1
   -----------------------------
  (Percentage Basis)

  1. Portfolio Yield                              13.08%             13.08%
  2. Weighted Average Certificate Rate             6.05%              6.05%
  3. Weighted Average Investor Fee Rates
         Fixed Servicing Fee                       0.37%              0.37%
         Others                                    0.10%              0.10%
  4. Surplus Finance Charge Collections            6.56%              6.56%
  5. Required Surplus Finance Charge Amount        0.00%              0.00%
  6. Aggregate Surplus Finance Charge Amount       6.56%              6.56%
     minus Required Surplus Finance Charge Amount

C. Information Regarding Group 1
   -----------------------------
  (Dollars Basis)

  1. Total Investor Collections                 $ 7,523,074,018 $ 7,523,074,018
         Principal Collections                  $ 7,038,931,154 $ 7,038,931,154
         Finance Charge Collections             $   484,142,864 $   484,142,864
  2. Investor Default Amount                    $   118,693,957 $   118,693,957
  3. Investor Monthly Interest                  $   172,287,067 $   172,287,067
  4. Investor Monthly Fees
         Fixed Servicing Fees                   $    10,906,384 $    10,906,384
         Others                                 $     3,025,907 $     3,025,494
  5. Surplus Finance Charge Collections         $   179,229,549 $   179,229,962
  6. Required Surplus Finance Charge Collections$             0 $             0
  7. Aggregate Surplus Finance Charge Amount $ 179,229,549 $ 179,229,962 minus Required Surplus Finance Charge Amount

(1) Values for Current Due Period on an Actual Basis reflect, in the case of a first due period close of a series, activity from the series cut-off or close dates until the first due period end, or, as in the case of Investor Monthly Interest and certain fees, until the first distribution date. Values for Current Due Period on a Standard Basis reflect activity for the entire current period, as if all series had already been outstanding prior to the first day of such period.

     All percents are based on actual cash revenue or expense for the period, converted to an annualized percent using daycounts appropriate for the item, either 30/360, actual/360, or actual/actual. Depending on the item, cash expenses may accrue from September 28, 1999 to October 26, 1999, 29 d-ays, or October 6 , 1999 to November 7 , 1999, 33 days (standard basis)

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1993-2
                    For the Due Period Ending October 26, 1999

==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1993-2 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1993-2
   -----------------------------------

  1a.  Class A Invested Amount         .......................$  750,000,000

  1b.  Class B Invested Amount         .......................$   48,000,000

  2a.  Class A Monthly Interest ..............................$    3,718,750

  2b.  Class B Monthly Interest ..............................$      246,000

  3a.  Balance in the Class A Interest Funding Account  ......$    7,437,500

  3b   Balance in the Class B Interest Funding Account  ......$      492,000

  4a.  Available Cash Collateral Amount  .....................$   55,860,000

  4b.  Percent of Class B Invested Amount          ...........       116.38%

  5a.  Class A Investor Charge-offs  .........................$            0

  5b.  Class B Investor Charge-offs  .........................$            0

  6.   Required Amount  ......................................$            0

  7.   Draw on Cash Collateral Account  ......................$            0

  8a.  Class A Monthly Principal for the Distribution Date (2)$            0

  8b.  Class B Monthly Principal for the Distribution Date (2)$            0

  9a.  Balance in the Class A Principal Funding Account  .....$            0

  9b.  Balance in the Class B Principal Funding Account  .....$            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any Early Amortization Period.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1993-2
                    For the Due Period Ending October 26, 1999

==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................$            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................$            0

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....$            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....$            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......$            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......$            0

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1993-2
                    For the Due Period Ending October 26, 1999

==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1993-2 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on November 8 , 1999

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of November 1999


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:  /s/ Susan Sexton
                                        Name:    Susan Sexton
                                        Title:   Servicing Officer

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1994-2
                    For the Due Period Ending October 26, 1999

==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1994-2 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1994-2
   -----------------------------------

  1a.  Class A Invested Amount         .......................$  940,000,000

  1b.  Class B Invested Amount         .......................$   60,000,000

  2a.  Class A Monthly Interest ..............................$    5,679,167

  2b.  Class B Monthly Interest ..............................$      375,000

  3a.  Balance in the Class A Interest Funding Account  ......$    5,679,167

  3b   Balance in the Class B Interest Funding Account  ......$      375,000

  4a.  Available Cash Collateral Amount  .....................$   70,000,000

  4b.  Percent of Class B Invested Amount          ...........       116.67%

  5a.  Class A Investor Charge-offs  .........................$            0

  5b.  Class B Investor Charge-offs  .........................$            0

  6.   Required Amount  ......................................$            0

  7.   Draw on Cash Collateral Account  ......................$            0

  8a.  Class A Monthly Principal for the Distribution Date (2)$            0

  8b.  Class B Monthly Principal for the Distribution Date (2)$            0

  9a.  Balance in the Class A Principal Funding Account  .....$            0

  9b.  Balance in the Class B Principal Funding Account  .....$            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any Early Amortization Period.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1994-2
                    For the Due Period Ending October 26, 1999

==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................$            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................$            0

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....$            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....$            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......$            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......$            0

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1994-2
                    For the Due Period Ending October 26, 1999

==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1994-2 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on November 8 , 1999

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of November 1999


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:  /s/ Susan Sexton
                                        Name:    Susan Sexton
                                        Title:   Servicing Officer

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1994-4
                    For the Due Period Ending October 26, 1999

==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1994-4 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1994-4
   -----------------------------------

  1a.  Class A Invested Amount         .......................$  750,000,000

  1b.  Class B Invested Amount         .......................$   48,000,000

  2a.  Class A Monthly Interest ..............................$    5,156,250

  2b.  Class B Monthly Interest ..............................$      246,293

  3a.  Balance in the Class A Interest Funding Account  ......$   30,937,500

  3b   Balance in the Class B Interest Funding Account  ......$      246,293

  4a.  Available Cash Collateral Amount  .....................$   55,860,000

  4b.  Percent of Class B Invested Amount          ...........       116.38%

  5a.  Class A Investor Charge-offs  .........................$            0

  5b.  Class B Investor Charge-offs  .........................$            0

  6.   Required Amount  ......................................$            0

  7.   Draw on Cash Collateral Account  ......................$            0

  8a.  Class A Monthly Principal for the Distribution Date (2)$            0

  8b.  Class B Monthly Principal for the Distribution Date (2)$            0

  9a.  Balance in the Class A Principal Funding Account  .....$            0

  9b.  Balance in the Class B Principal Funding Account  .....$            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any Early Amortization Period.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1994-4
                    For the Due Period Ending October 26, 1999

==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................$   30,937,500

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................$      246,293

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....$            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....$            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......$   30,937,500

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......$      246,293

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1994-4
                    For the Due Period Ending October 26, 1999

==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1994-4 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on November 8 , 1999

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of November 1999


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:  /s/ Susan Sexton
                                        Name:    Susan Sexton
                                        Title:   Servicing Officer

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1995-1
                    For the Due Period Ending October 26, 1999

==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1995-1 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1995-1
   -----------------------------------

  1a.  Class A Invested Amount         .......................$  625,000,000

  1b.  Class B Invested Amount         .......................$   40,000,000

  2a.  Class A Monthly Interest ..............................$    4,296,875

  2b.  Class B Monthly Interest ..............................$      281,667

  3a.  Balance in the Class A Interest Funding Account  ......$   17,187,500

  3b   Balance in the Class B Interest Funding Account  ......$    1,126,667

  4a.  Available Cash Collateral Amount  .....................$   46,550,000

  4b.  Percent of Class B Invested Amount          ...........       116.38%

  5a.  Class A Investor Charge-offs  .........................$            0

  5b.  Class B Investor Charge-offs  .........................$            0

  6.   Required Amount  ......................................$            0

  7.   Draw on Cash Collateral Account  ......................$            0

  8a.  Class A Monthly Principal for the Distribution Date (2)$            0

  8b.  Class B Monthly Principal for the Distribution Date (2)$            0

  9a.  Balance in the Class A Principal Funding Account  .....$            0

  9b.  Balance in the Class B Principal Funding Account  .....$            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any Early Amortization Period.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1995-1
                    For the Due Period Ending October 26, 1999

==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................$            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................$            0

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....$            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....$            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......$            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......$            0

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1995-1
                    For the Due Period Ending October 26, 1999

==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1995-1 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on November 8 , 1999

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of November 1999


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:  /s/ Susan Sexton
                                        Name:    Susan Sexton
                                        Title:   Servicing Officer

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1995-3
                    For the Due Period Ending October 26, 1999

==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1995-3 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1995-3
   -----------------------------------

  1a.  Class A Invested Amount         .......................$  625,000,000

  1b.  Class B Invested Amount         .......................$   40,000,000

  2a.  Class A Monthly Interest ..............................$    4,088,542

  2b.  Class B Monthly Interest ..............................$      202,044

  3a.  Balance in the Class A Interest Funding Account  ......$   12,265,625

  3b   Balance in the Class B Interest Funding Account  ......$      202,044

  4a.  Available Cash Collateral Amount  .....................$   46,550,000

  4b.  Percent of Class B Invested Amount          ...........       116.38%

  5a.  Class A Investor Charge-offs  .........................$            0

  5b.  Class B Investor Charge-offs  .........................$            0

  6.   Required Amount  ......................................$            0

  7.   Draw on Cash Collateral Account  ......................$            0

  8a.  Class A Monthly Principal for the Distribution Date (2)$            0

  8b.  Class B Monthly Principal for the Distribution Date (2)$            0

  9a.  Balance in the Class A Principal Funding Account  .....$            0

  9b.  Balance in the Class B Principal Funding Account  .....$            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any Early Amortization Period.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1995-3
                    For the Due Period Ending October 26, 1999

==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................$            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................$      202,044

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....$            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....$            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......$            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......$      202,044

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1995-3
                    For the Due Period Ending October 26, 1999

==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1995-3 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on November 8 , 1999

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of November 1999


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:  /s/ Susan Sexton
                                        Name:    Susan Sexton
                                        Title:   Servicing Officer

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1995-9
                    For the Due Period Ending October 26, 1999

==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1995-9 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1995-9
   -----------------------------------

  1a.  Class A Invested Amount         .......................$  500,000,000

  1b.  Class B Invested Amount         .......................$   32,000,000

  2a.  Class A Monthly Interest ..............................$    2,729,167

  2b.  Class B Monthly Interest ..............................$      177,333

  3a.  Balance in the Class A Interest Funding Account  ......$    2,729,167

  3b   Balance in the Class B Interest Funding Account  ......$      177,333

  4a.  Available Cash Collateral Amount  .....................$   37,240,000

  4b.  Percent of Class B Invested Amount          ...........       116.38%

  5a.  Class A Investor Charge-offs  .........................$            0

  5b.  Class B Investor Charge-offs  .........................$            0

  6.   Required Amount  ......................................$            0

  7.   Draw on Cash Collateral Account  ......................$            0

  8a.  Class A Monthly Principal for the Distribution Date (2)$            0

  8b.  Class B Monthly Principal for the Distribution Date (2)$            0

  9a.  Balance in the Class A Principal Funding Account  .....$            0

  9b.  Balance in the Class B Principal Funding Account  .....$            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any Early Amortization Period.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1995-9
                    For the Due Period Ending October 26, 1999

==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................$            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................$            0

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....$            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....$            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......$            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......$            0

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1995-9
                    For the Due Period Ending October 26, 1999

==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1995-9 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on November 8 , 1999

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of November 1999


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:  /s/ Susan Sexton
                                        Name:    Susan Sexton
                                        Title:   Servicing Officer

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1996-1
                    For the Due Period Ending October 26, 1999

==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1996-1 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1996-1
   -----------------------------------

  1a.  Class A Accreted Invested Amount.......................$  925,868,088

  1b.  Class B Accreted Invested Amount.......................$   59,140,107

  2a.  Class A Monthly Accretion..............................$    4,467,846

  2b.  Class B Monthly Accretion..............................$      292,628

  3a.  Balance in the Class A Interest Funding Account  ......$            0

  3b   Balance in the Class B Interest Funding Account  ......$            0

  4a.  Available Cash Collateral Amount  .....................$   68,924,163

  4b.  Percent of Class B Accreted Invested Amount ...........       116.54%

  5a.  Class A Investor Charge-offs  .........................$            0

  5b.  Class B Investor Charge-offs  .........................$            0

  6.   Required Amount  ......................................$            0

  7.   Draw on Cash Collateral Account  ......................$            0

  8a.  Class A Monthly Principal for the Distribution Date (2)$            0

  8b.  Class B Monthly Principal for the Distribution Date (2)$            0

  9a.  Balance in the Class A Principal Funding Account  .....$            0

  9b.  Balance in the Class B Principal Funding Account  .....$            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any Early Amortization Period.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1996-1
                    For the Due Period Ending October 26, 1999

==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................$            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................$            0

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....$            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....$            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......$            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......$            0

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1996-1
                    For the Due Period Ending October 26, 1999

==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1996-1 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on November 8 , 1999

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of November 1999


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:  /s/ Susan Sexton
                                        Name:    Susan Sexton
                                        Title:   Servicing Officer

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1996-5
                    For the Due Period Ending October 26, 1999

==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1996-5 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1996-5
   -----------------------------------

  1a.  Class A Invested Amount         .......................$  750,000,000

  1b.  Class B Invested Amount         .......................$   48,000,000

  2a.  Class A Monthly Interest ..............................$    4,293,188

  2b.  Class B Monthly Interest ..............................$      281,480

  3a.  Balance in the Class A Interest Funding Account  ......$    8,586,375

  3b   Balance in the Class B Interest Funding Account  ......$      562,960

  4a.  Available Cash Collateral Amount  .....................$   55,860,000

  4b.  Percent of Class B Invested Amount          ...........       116.38%

  5a.  Class A Investor Charge-offs  .........................$            0

  5b.  Class B Investor Charge-offs  .........................$            0

  6.   Required Amount  ......................................$            0

  7.   Draw on Cash Collateral Account  ......................$            0

  8a.  Class A Monthly Principal for the Distribution Date (2)$            0

  8b.  Class B Monthly Principal for the Distribution Date (2)$            0

  9a.  Balance in the Class A Principal Funding Account  .....$            0

  9b.  Balance in the Class B Principal Funding Account  .....$            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any Early Amortization Period.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1996-5
                    For the Due Period Ending October 26, 1999

==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................$            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................$            0

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....$            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....$            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......$            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......$            0

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1996-5
                    For the Due Period Ending October 26, 1999

==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1996-5 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on November 15, 1999

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of November 1999


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:  /s/ Susan Sexton
                                        Name:    Susan Sexton
                                        Title:   Servicing Officer

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1996-6
                    For the Due Period Ending October 26, 1999

==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1996-6 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1996-6
   -----------------------------------

  1a.  Class A Invested Amount         .......................$  940,000,000

  1b.  Class B Invested Amount         .......................$   60,000,000

  2a.  Class A Monthly Interest ..............................$    5,071,927

  2b.  Class B Monthly Interest ..............................$      333,865

  3a.  Balance in the Class A Interest Funding Account  ......$   10,143,853

  3b   Balance in the Class B Interest Funding Account  ......$      667,730

  4a.  Available Cash Collateral Amount  .....................$   70,000,000

  4b.  Percent of Class B Invested Amount          ...........       116.67%

  5a.  Class A Investor Charge-offs  .........................$            0

  5b.  Class B Investor Charge-offs  .........................$            0

  6.   Required Amount  ......................................$            0

  7.   Draw on Cash Collateral Account  ......................$            0

  8a.  Class A Monthly Principal for the Distribution Date (2)$            0

  8b.  Class B Monthly Principal for the Distribution Date (2)$            0

  9a.  Balance in the Class A Principal Funding Account  .....$            0

  9b.  Balance in the Class B Principal Funding Account  .....$            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any Early Amortization Period.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1996-6
                    For the Due Period Ending October 26, 1999

==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................$            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................$            0

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....$            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....$            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......$            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......$            0

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1996-6
                    For the Due Period Ending October 26, 1999

==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1996-6 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on November 10, 1999

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of November 1999


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:  /s/ Susan Sexton
                                        Name:    Susan Sexton
                                        Title:   Servicing Officer

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1997-2
                    For the Due Period Ending October 26, 1999

==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1997-2 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1997-2
   -----------------------------------

  1a.  Class A Invested Amount         .......................$  750,000,000

  1b.  Class B Invested Amount         .......................$   48,000,000

  2a.  Class A Monthly Interest ..............................$    4,093,750

  2b.  Class B Monthly Interest ..............................$      268,000

  3a.  Balance in the Class A Interest Funding Account  ......$   12,281,250

  3b   Balance in the Class B Interest Funding Account  ......$      804,000

  4a.  Available Cash Collateral Amount  .....................$   55,860,000

  4b.  Percent of Class B Invested Amount          ...........       116.38%

  5a.  Class A Investor Charge-offs  .........................$            0

  5b.  Class B Investor Charge-offs  .........................$            0

  6.   Required Amount  ......................................$            0

  7.   Draw on Cash Collateral Account  ......................$            0

  8a.  Class A Monthly Principal for the Distribution Date (2)$            0

  8b.  Class B Monthly Principal for the Distribution Date (2)$            0

  9a.  Balance in the Class A Principal Funding Account  .....$            0

  9b.  Balance in the Class B Principal Funding Account  .....$            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any Early Amortization Period.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1997-2
                    For the Due Period Ending October 26, 1999

==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................$            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................$            0

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....$            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....$            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......$            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......$            0

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1997-2
                    For the Due Period Ending October 26, 1999

==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1997-2 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on November 15, 1999

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of November 1999


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:  /s/ Susan Sexton
                                        Name:    Susan Sexton
                                        Title:   Servicing Officer

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1997-3
                    For the Due Period Ending October 26, 1999

==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1997-3 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1997-3
   -----------------------------------

  1a.  Class A Invested Amount         .......................$  400,000,000

  1b.  Class B Invested Amount         .......................$   25,540,000

  2a.  Class A Monthly Interest ..............................$    2,279,667

  2b.  Class B Monthly Interest ..............................$      148,749

  3a.  Balance in the Class A Interest Funding Account  ......$    6,839,000

  3b   Balance in the Class B Interest Funding Account  ......$      446,248

  4a.  Available Cash Collateral Amount  .....................$   29,787,800

  4b.  Percent of Class B Invested Amount          ...........       116.63%

  5a.  Class A Investor Charge-offs  .........................$            0

  5b.  Class B Investor Charge-offs  .........................$            0

  6.   Required Amount  ......................................$            0

  7.   Draw on Cash Collateral Account  ......................$            0

  8a.  Class A Monthly Principal for the Distribution Date (2)$            0

  8b.  Class B Monthly Principal for the Distribution Date (2)$            0

  9a.  Balance in the Class A Principal Funding Account  .....$            0

  9b.  Balance in the Class B Principal Funding Account  .....$            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any Early Amortization Period.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1997-3
                    For the Due Period Ending October 26, 1999

==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................$            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................$            0

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....$            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....$            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......$            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......$            0

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1997-3
                    For the Due Period Ending October 26, 1999

==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1997-3 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on November 10, 1999

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of November 1999


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:  /s/ Susan Sexton
                                        Name:    Susan Sexton
                                        Title:   Servicing Officer

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1997-4
                    For the Due Period Ending October 26, 1999

==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1997-4 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1997-4
   -----------------------------------

  1a.  Class A Invested Amount         .......................$  750,000,000

  1b.  Class B Invested Amount         .......................$   48,000,000

  2a.  Class A Monthly Interest ..............................$    4,254,000

  2b.  Class B Monthly Interest ..............................$      279,356

  3a.  Balance in the Class A Interest Funding Account  ......$    8,508,000

  3b   Balance in the Class B Interest Funding Account  ......$      558,712

  4a.  Available Cash Collateral Amount  .....................$   55,860,000

  4b.  Percent of Class B Invested Amount          ...........       116.38%

  5a.  Class A Investor Charge-offs  .........................$            0

  5b.  Class B Investor Charge-offs  .........................$            0

  6.   Required Amount  ......................................$            0

  7.   Draw on Cash Collateral Account  ......................$            0

  8a.  Class A Monthly Principal for the Distribution Date (2)$            0

  8b.  Class B Monthly Principal for the Distribution Date (2)$            0

  9a.  Balance in the Class A Principal Funding Account  .....$            0

  9b.  Balance in the Class B Principal Funding Account  .....$            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any Early Amortization Period.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1997-4
                    For the Due Period Ending October 26, 1999

==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................$            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................$            0

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....$            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....$            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......$            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......$            0

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1997-4
                    For the Due Period Ending October 26, 1999

==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1997-4 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on November 10, 1999

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of November 1999


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:  /s/ Susan Sexton
                                        Name:    Susan Sexton
                                        Title:   Servicing Officer

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1997-6
                    For the Due Period Ending October 26, 1999

==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1997-6 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1997-6
   -----------------------------------

  1a.  Class A Accreted Invested Amount.......................$  737,130,648

  1b.  Class B Accreted Invested Amount.......................$   46,846,041

  2a.  Class A Monthly Accretion..............................$    3,884,136

  2b.  Class B Monthly Accretion..............................$      252,546

  3a.  Balance in the Class A Interest Funding Account  ......$            0

  3b   Balance in the Class B Interest Funding Account  ......$            0

  4a.  Available Cash Collateral Amount  .....................$   55,006,742

  4b.  Percent of Class B Accreted Invested Amount ...........       117.42%

  5a.  Class A Investor Charge-offs  .........................$            0

  5b.  Class B Investor Charge-offs  .........................$            0

  6.   Required Amount  ......................................$            0

  7.   Draw on Cash Collateral Account  ......................$            0

  8a.  Class A Monthly Principal for the Distribution Date (2)$            0

  8b.  Class B Monthly Principal for the Distribution Date (2)$            0

  9a.  Balance in the Class A Principal Funding Account  .....$            0

  9b.  Balance in the Class B Principal Funding Account  .....$            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any Early Amortization Period.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1997-6
                    For the Due Period Ending October 26, 1999

==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................$            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................$            0

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....$            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....$            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......$            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......$            0

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1997-6
                    For the Due Period Ending October 26, 1999

==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1997-6 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on November 15, 1999

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of November 1999


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:  /s/ Susan Sexton
                                        Name:    Susan Sexton
                                        Title:   Servicing Officer

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1997-7
                    For the Due Period Ending October 26, 1999

==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1997-7 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1997-7
   -----------------------------------

  1a.  Class A Invested Amount         .......................$  625,000,000

  1b.  Class B Invested Amount         .......................$   40,000,000

  2a.  Class A Monthly Interest ..............................$    3,307,292

  2b.  Class B Monthly Interest ..............................$      215,000

  3a.  Balance in the Class A Interest Funding Account  ......$    9,921,875

  3b   Balance in the Class B Interest Funding Account  ......$      645,000

  4a.  Available Cash Collateral Amount  .....................$   46,550,000

  4b.  Percent of Class B Invested Amount          ...........       116.38%

  5a.  Class A Investor Charge-offs  .........................$            0

  5b.  Class B Investor Charge-offs  .........................$            0

  6.   Required Amount  ......................................$            0

  7.   Draw on Cash Collateral Account  ......................$            0

  8a.  Class A Monthly Principal for the Distribution Date (2)$            0

  8b.  Class B Monthly Principal for the Distribution Date (2)$            0

  9a.  Balance in the Class A Principal Funding Account  .....$            0

  9b.  Balance in the Class B Principal Funding Account  .....$            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any Early Amortization Period.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1997-7
                    For the Due Period Ending October 26, 1999

==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................$            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................$            0

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....$            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....$            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......$            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......$            0

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1997-7
                    For the Due Period Ending October 26, 1999

==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1997-7 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on November 15, 1999

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of November 1999


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:  /s/ Susan Sexton
                                        Name:    Susan Sexton
                                        Title:   Servicing Officer

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1997-9
                    For the Due Period Ending October 26, 1999

==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1997-9 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1997-9
   -----------------------------------

  1a.  Class A Invested Amount         .......................$  678,195,999

  1b.  Class B Invested Amount         .......................$   43,404,544

  2a.  Class A Monthly Interest ..............................$    3,315,281

  2b.  Class B Monthly Interest ..............................$      221,754

  3a.  Balance in the Class A Interest Funding Account  ......$    9,635,036

  3b   Balance in the Class B Interest Funding Account  ......$      644,473

  4a.  Available Cash Collateral Amount  .....................$   50,512,038

  4b.  Percent of Class B Invested Amount          ...........       116.38%

  5a.  Class A Investor Charge-offs  .........................$            0

  5b.  Class B Investor Charge-offs  .........................$            0

  6.   Required Amount  ......................................$            0

  7.   Draw on Cash Collateral Account  ......................$            0

  8a.  Class A Monthly Principal for the Distribution Date (2)$            0

  8b.  Class B Monthly Principal for the Distribution Date (2)$            0

  9a.  Balance in the Class A Principal Funding Account  .....$            0

  9b.  Balance in the Class B Principal Funding Account  .....$            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any Early Amortization Period.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1997-9
                    For the Due Period Ending October 26, 1999

==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................$    9,635,036

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................$      644,473

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....$            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....$            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......$    9,635,036

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......$      644,473

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1997-9
                    For the Due Period Ending October 26, 1999

==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1997-9 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on November 22, 1999

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of November 1999


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:  /s/ Susan Sexton
                                        Name:    Susan Sexton
                                        Title:   Servicing Officer

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1997-10
                    For the Due Period Ending October 26, 1999

==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1997-10 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1997-10
   ------------------------------------

  1a.  Class A Invested Amount         .......................$            0

  1b.  Class B Invested Amount         .......................$            0

  2a.  Class A Monthly Interest ..............................$    2,327,691

  2b.  Class B Monthly Interest ..............................$      153,381

  3a.  Balance in the Class A Interest Funding Account  ......$    2,327,691

  3b   Balance in the Class B Interest Funding Account  ......$      153,381

  4a.  Available Cash Collateral Amount  .....................$   37,240,000

  4b.  Percent of Class B Invested Amount          ...........         0.00%

  5a.  Class A Investor Charge-offs  .........................$            0

  5b.  Class B Investor Charge-offs  .........................$            0

  6.   Required Amount  ......................................$            0

  7.   Draw on Cash Collateral Account  ......................$            0

  8a.  Class A Monthly Principal for the Distribution Date (2)$  500,000,000

  8b.  Class B Monthly Principal for the Distribution Date (2)$   32,000,000

  9a.  Balance in the Class A Principal Funding Account  .....$  500,000,000

  9b.  Balance in the Class B Principal Funding Account  .....$   32,000,000

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any Early Amortization Period.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1997-10
                    For the Due Period Ending October 26, 1999

==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................$  502,327,691

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................$   32,153,381

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....$  500,000,000

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....$   32,000,000

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......$    2,327,691

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......$      153,381

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$  500,000,000

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$   32,000,000

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1997-10
                    For the Due Period Ending October 26, 1999

==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1997-10 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on November 15, 1999

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of November 1999


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:  /s/ Susan Sexton
                                        Name:    Susan Sexton
                                        Title:   Servicing Officer

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1998-1
                    For the Due Period Ending October 26, 1999

==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1998-1 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1998-1
   -----------------------------------

  1a.  Class A Invested Amount         .......................$  750,000,000

  1b.  Class B Invested Amount         .......................$   48,000,000

  2a.  Class A Monthly Interest ..............................$    3,593,750

  2b.  Class B Monthly Interest ..............................$      235,000

  3a.  Balance in the Class A Interest Funding Account  ......$   14,375,000

  3b   Balance in the Class B Interest Funding Account  ......$      940,000

  4a.  Available Cash Collateral Amount  .....................$   55,860,000

  4b.  Percent of Class B Invested Amount          ...........       116.38%

  5a.  Class A Investor Charge-offs  .........................$            0

  5b.  Class B Investor Charge-offs  .........................$            0

  6.   Required Amount  ......................................$            0

  7.   Draw on Cash Collateral Account  ......................$            0

  8a.  Class A Monthly Principal for the Distribution Date (2)$            0

  8b.  Class B Monthly Principal for the Distribution Date (2)$            0

  9a.  Balance in the Class A Principal Funding Account  .....$            0

  9b.  Balance in the Class B Principal Funding Account  .....$            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any Early Amortization Period.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1998-1
                    For the Due Period Ending October 26, 1999

==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................$            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................$            0

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....$            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....$            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......$            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......$            0

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1998-1
                    For the Due Period Ending October 26, 1999

==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1998-1 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on November 15, 1999

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of November 1999


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:  /s/ Susan Sexton
                                        Name:    Susan Sexton
                                        Title:   Servicing Officer

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1998-2
                    For the Due Period Ending October 26, 1999

==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1998-2 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1998-2
   -----------------------------------

  1a.  Class A Invested Amount         .......................$  500,000,000

  1b.  Class B Invested Amount         .......................$   32,000,000

  2a.  Class A Monthly Interest ..............................$    2,520,833

  2b.  Class B Monthly Interest ..............................$      165,333

  3a.  Balance in the Class A Interest Funding Account  ......$   10,083,333

  3b   Balance in the Class B Interest Funding Account  ......$      661,333

  4a.  Available Cash Collateral Amount  .....................$   37,240,000

  4b.  Percent of Class B Invested Amount          ...........       116.38%

  5a.  Class A Investor Charge-offs  .........................$            0

  5b.  Class B Investor Charge-offs  .........................$            0

  6.   Required Amount  ......................................$            0

  7.   Draw on Cash Collateral Account  ......................$            0

  8a.  Class A Monthly Principal for the Distribution Date (2)$            0

  8b.  Class B Monthly Principal for the Distribution Date (2)$            0

  9a.  Balance in the Class A Principal Funding Account  .....$            0

  9b.  Balance in the Class B Principal Funding Account  .....$            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any Early Amortization Period.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1998-2
                    For the Due Period Ending October 26, 1999

==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................$            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................$            0

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....$            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....$            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......$            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......$            0

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1998-2
                    For the Due Period Ending October 26, 1999

==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1998-2 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on November 15, 1999

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of November 1999


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:  /s/ Susan Sexton
                                        Name:    Susan Sexton
                                        Title:   Servicing Officer

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1998-3
                    For the Due Period Ending October 26, 1999

==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1998-3 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1998-3
   -----------------------------------

  1a.  Class A Invested Amount         .......................$  625,000,000

  1b.  Class B Invested Amount         .......................$   40,000,000

  2a.  Class A Monthly Interest ..............................$    3,020,833

  2b.  Class B Monthly Interest ..............................$      198,333

  3a.  Balance in the Class A Interest Funding Account  ......$    9,062,500

  3b   Balance in the Class B Interest Funding Account  ......$      595,000

  4a.  Available Cash Collateral Amount  .....................$   46,550,000

  4b.  Percent of Class B Invested Amount          ...........       116.38%

  5a.  Class A Investor Charge-offs  .........................$            0

  5b.  Class B Investor Charge-offs  .........................$            0

  6.   Required Amount  ......................................$            0

  7.   Draw on Cash Collateral Account  ......................$            0

  8a.  Class A Monthly Principal for the Distribution Date (2)$            0

  8b.  Class B Monthly Principal for the Distribution Date (2)$            0

  9a.  Balance in the Class A Principal Funding Account  .....$            0

  9b.  Balance in the Class B Principal Funding Account  .....$            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any Early Amortization Period.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1998-3
                    For the Due Period Ending October 26, 1999

==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................$            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................$            0

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....$            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....$            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......$            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......$            0

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1998-3
                    For the Due Period Ending October 26, 1999

==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1998-3 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on November 8 , 1999

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of November 1999


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:  /s/ Susan Sexton
                                        Name:    Susan Sexton
                                        Title:   Servicing Officer

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1998-6
                    For the Due Period Ending October 26, 1999

==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1998-6 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1998-6
   -----------------------------------

  1a.  Class A Invested Amount         .......................$  750,000,000

  1b.  Class B Invested Amount         .......................$   48,000,000

  2a.  Class A Monthly Interest ..............................$    3,656,250

  2b.  Class B Monthly Interest ..............................$      240,000

  3a.  Balance in the Class A Interest Funding Account  ......$    3,656,250

  3b   Balance in the Class B Interest Funding Account  ......$      240,000

  4a.  Available Cash Collateral Amount  .....................$   55,860,000

  4b.  Percent of Class B Invested Amount          ...........       116.38%

  5a.  Class A Investor Charge-offs  .........................$            0

  5b.  Class B Investor Charge-offs  .........................$            0

  6.   Required Amount  ......................................$            0

  7.   Draw on Cash Collateral Account  ......................$            0

  8a.  Class A Monthly Principal for the Distribution Date (2)$            0

  8b.  Class B Monthly Principal for the Distribution Date (2)$            0

  9a.  Balance in the Class A Principal Funding Account  .....$            0

  9b.  Balance in the Class B Principal Funding Account  .....$            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any Early Amortization Period.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1998-6
                    For the Due Period Ending October 26, 1999

==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................$            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................$            0

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....$            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....$            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......$            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......$            0

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1998-6
                    For the Due Period Ending October 26, 1999

==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1998-6 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on November 10, 1999

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of November 1999


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:  /s/ Susan Sexton
                                        Name:    Susan Sexton
                                        Title:   Servicing Officer

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1998-7
                    For the Due Period Ending October 26, 1999

==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1998-7 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1998-7
   -----------------------------------

  1a.  Class A Invested Amount         .......................$1,250,000,000

  1b.  Class B Invested Amount         .......................$   80,000,000

  2a.  Class A Monthly Interest ..............................$    5,829,991

  2b.  Class B Monthly Interest ..............................$      381,042

  3a.  Balance in the Class A Interest Funding Account  ......$    5,829,991

  3b   Balance in the Class B Interest Funding Account  ......$      381,042

  4a.  Available Cash Collateral Amount  .....................$   93,100,000

  4b.  Percent of Class B Invested Amount          ...........       116.38%

  5a.  Class A Investor Charge-offs  .........................$            0

  5b.  Class B Investor Charge-offs  .........................$            0

  6.   Required Amount  ......................................$            0

  7.   Draw on Cash Collateral Account  ......................$            0

  8a.  Class A Monthly Principal for the Distribution Date (2)$            0

  8b.  Class B Monthly Principal for the Distribution Date (2)$            0

  9a.  Balance in the Class A Principal Funding Account  .....$            0

  9b.  Balance in the Class B Principal Funding Account  .....$            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any Early Amortization Period.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1998-7
                    For the Due Period Ending October 26, 1999

==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................$    5,829,991

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................$      381,042

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....$            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....$            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......$    5,829,991

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......$      381,042

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1998-7
                    For the Due Period Ending October 26, 1999

==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1998-7 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on November 15, 1999

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of November 1999


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:  /s/ Susan Sexton
                                        Name:    Susan Sexton
                                        Title:   Servicing Officer

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1998-9
                    For the Due Period Ending October 26, 1999

==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1998-9 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1998-9
   -----------------------------------

  1a.  Class A Invested Amount         .......................$  750,000,000

  1b.  Class B Invested Amount         .......................$   48,000,000

  2a.  Class A Monthly Interest ..............................$    3,312,500

  2b.  Class B Monthly Interest ..............................$      222,000

  3a.  Balance in the Class A Interest Funding Account  ......$   13,250,000

  3b   Balance in the Class B Interest Funding Account  ......$      888,000

  4a.  Available Cash Collateral Amount  .....................$   47,880,000

  4b.  Percent of Class B Invested Amount          ...........        99.75%

  5a.  Class A Investor Charge-offs  .........................$            0

  5b.  Class B Investor Charge-offs  .........................$            0

  6.   Required Amount  ......................................$            0

  7.   Draw on Cash Collateral Account  ......................$            0

  8a.  Class A Monthly Principal for the Distribution Date (2)$            0

  8b.  Class B Monthly Principal for the Distribution Date (2)$            0

  9a.  Balance in the Class A Principal Funding Account  .....$            0

  9b.  Balance in the Class B Principal Funding Account  .....$            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any Early Amortization Period.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1998-9
                    For the Due Period Ending October 26, 1999

==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................$            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................$            0

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....$            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....$            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......$            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......$            0

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1998-9
                    For the Due Period Ending October 26, 1999

==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1998-9 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on November 8 , 1999

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of November 1999


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:  /s/ Susan Sexton
                                        Name:    Susan Sexton
                                        Title:   Servicing Officer

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1999-1
                    For the Due Period Ending October 26, 1999

==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1999-1 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1999-1
   -----------------------------------

  1a.  Class A Invested Amount         .......................$  750,000,000

  1b.  Class B Invested Amount         .......................$   48,000,000

  2a.  Class A Monthly Interest ..............................$    3,437,500

  2b.  Class B Monthly Interest ..............................$      230,000

  3a.  Balance in the Class A Interest Funding Account  ......$   10,312,500

  3b   Balance in the Class B Interest Funding Account  ......$      690,000

  4a.  Available Cash Collateral Amount  .....................$   47,880,000

  4b.  Percent of Class B Invested Amount          ...........        99.75%

  5a.  Class A Investor Charge-offs  .........................$            0

  5b.  Class B Investor Charge-offs  .........................$            0

  6.   Required Amount  ......................................$            0

  7.   Draw on Cash Collateral Account  ......................$            0

  8a.  Class A Monthly Principal for the Distribution Date (2)$            0

  8b.  Class B Monthly Principal for the Distribution Date (2)$            0

  9a.  Balance in the Class A Principal Funding Account  .....$            0

  9b.  Balance in the Class B Principal Funding Account  .....$            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any Early Amortization Period.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1999-1
                    For the Due Period Ending October 26, 1999

==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................$            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................$            0

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....$            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....$            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......$            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......$            0

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1999-1
                    For the Due Period Ending October 26, 1999

==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1999-1 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on November 15, 1999

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of November 1999


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:  /s/ Susan Sexton
                                        Name:    Susan Sexton
                                        Title:   Servicing Officer

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1999-2
                    For the Due Period Ending October 26, 1999

==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1999-2 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1999-2
   -----------------------------------

  1a.  Class A Invested Amount         .......................$  750,000,000

  1b.  Class B Invested Amount         .......................$   48,000,000

  2a.  Class A Monthly Interest ..............................$    3,671,875

  2b.  Class B Monthly Interest ..............................$      246,000

  3a.  Balance in the Class A Interest Funding Account  ......$    7,343,750

  3b   Balance in the Class B Interest Funding Account  ......$      492,000

  4a.  Available Cash Collateral Amount  .....................$   47,880,000

  4b.  Percent of Class B Invested Amount          ...........        99.75%

  5a.  Class A Investor Charge-offs  .........................$            0

  5b.  Class B Investor Charge-offs  .........................$            0

  6.   Required Amount  ......................................$            0

  7.   Draw on Cash Collateral Account  ......................$            0

  8a.  Class A Monthly Principal for the Distribution Date (2)$            0

  8b.  Class B Monthly Principal for the Distribution Date (2)$            0

  9a.  Balance in the Class A Principal Funding Account  .....$            0

  9b.  Balance in the Class B Principal Funding Account  .....$            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any Early Amortization Period.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1999-2
                    For the Due Period Ending October 26, 1999

==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................$            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................$            0

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....$            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....$            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......$            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......$            0

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1999-2
                    For the Due Period Ending October 26, 1999

==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1999-2 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on November 10, 1999

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of November 1999


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:  /s/ Susan Sexton
                                        Name:    Susan Sexton
                                        Title:   Servicing Officer

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1999-3
                    For the Due Period Ending October 26, 1999

==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1999-3 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1999-3
   -----------------------------------

  1a.  Class A Invested Amount         .......................$1,250,000,000

  1b.  Class B Invested Amount         .......................$   80,000,000

  2a.  Class A Monthly Interest ..............................$    6,006,250

  2b.  Class B Monthly Interest ..............................$      398,178

  3a.  Balance in the Class A Interest Funding Account  ......$   11,818,750

  3b   Balance in the Class B Interest Funding Account  ......$      783,511

  4a.  Available Cash Collateral Amount  .....................$   79,800,000

  4b.  Percent of Class B Invested Amount          ...........        99.75%

  5a.  Class A Investor Charge-offs  .........................$            0

  5b.  Class B Investor Charge-offs  .........................$            0

  6.   Required Amount  ......................................$            0

  7.   Draw on Cash Collateral Account  ......................$            0

  8a.  Class A Monthly Principal for the Distribution Date (2)$            0

  8b.  Class B Monthly Principal for the Distribution Date (2)$            0

  9a.  Balance in the Class A Principal Funding Account  .....$            0

  9b.  Balance in the Class B Principal Funding Account  .....$            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any Early Amortization Period.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1999-3
                    For the Due Period Ending October 26, 1999

==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................$            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................$            0

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....$            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....$            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......$            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......$            0

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1999-3
                    For the Due Period Ending October 26, 1999

==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1999-3 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on November 15, 1999

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of November 1999


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:  /s/ Susan Sexton
                                        Name:    Susan Sexton
                                        Title:   Servicing Officer

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1999-5
                    For the Due Period Ending October 26, 1999

==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1999-5 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1999-5
   -----------------------------------

  1a.  Class A Invested Amount         .......................$  750,000,000

  1b.  Class B Invested Amount         .......................$   48,000,000

  2a.  Class A Monthly Interest ..............................$    3,812,500

  2b.  Class B Monthly Interest ..............................$      252,000

  3a.  Balance in the Class A Interest Funding Account  ......$   23,256,250

  3b   Balance in the Class B Interest Funding Account  ......$    1,537,200

  4a.  Available Cash Collateral Amount  .....................$   47,880,000

  4b.  Percent of Class B Invested Amount          ...........        99.75%

  5a.  Class A Investor Charge-offs  .........................$            0

  5b.  Class B Investor Charge-offs  .........................$            0

  6.   Required Amount  ......................................$            0

  7.   Draw on Cash Collateral Account  ......................$            0

  8a.  Class A Monthly Principal for the Distribution Date (2)$            0

  8b.  Class B Monthly Principal for the Distribution Date (2)$            0

  9a.  Balance in the Class A Principal Funding Account  .....$            0

  9b.  Balance in the Class B Principal Funding Account  .....$            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any Early Amortization Period.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1999-5
                    For the Due Period Ending October 26, 1999

==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................$   23,256,250

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................$    1,537,200

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....$            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....$            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......$   23,256,250

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......$    1,537,200

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1999-5
                    For the Due Period Ending October 26, 1999

==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1999-5 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on November 15, 1999

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of November 1999


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:  /s/ Susan Sexton
                                        Name:    Susan Sexton
                                        Title:   Servicing Officer

                                    SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                CITIBANK (SOUTH DAKOTA), N.A.,
                                as Servicer
                                Citibank Credit Card Master Trust I



                          By: /s/ Eugene D. Rowenhorst
                             ----------------------------------------------
                              Eugene D. Rowenhorst
                              Senior Vice President


Date: October 13, 1999